Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

FORD MOTOR COMPANY

Offer to Pay a Premium for Conversion of
Any and All of its Outstanding
4.25% Senior Convertible Notes due December 15, 2036
(CUSIP No. 345370CF5)
And
Any and All of its Outstanding
4.25% Senior Convertible Notes due November 15, 2016
(CUSIP No. 345370CN8)
Into Shares of Ford Motor Company Common Stock

Pursuant to the Offering Circular dated October 26, 2010

The exchange offers will expire at 12:00 midnight, New York City time, at the end of November 23, 2010, unless extended by Ford (such date and time, as the same may be extended, the “Expiration Date”). In order to be eligible to receive the cash and shares of common stock offered upon tender of the Convertible Notes pursuant to the exchange offers, holders of Convertible Notes (“Holders”) must tender and not withdraw their Convertible Notes before 12:00 midnight, New York City time at the end of November 23, 2010, unless extended.

Completed Letters of Transmittal and any other documents required in connection with tenders of the Convertible Notes listed above should be directed to the Exchange Agent at the address set forth below.

The Exchange Agent for the exchange offer is:

Computershare Inc.

By Registered Mail:	By Overnight Courier or Mail:
Computershare Inc.	Computershare Inc.
c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

Any requests for information concerning the exchange offers, for assistance in connection with the exchange offers, or for additional copies of the Offering Circular or related materials may be directed to the Information Agent at the address or telephone numbers set forth below. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offers.

The Information Agent for the exchange offer is:

199 Water Street, 26th Floor
New York, NY 10038
Banks and Brokers, Please Call (212) 440-9800
(866) 295-8105

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION HEREOF VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THE LETTER OF TRANSMITTAL.

This document relates to the exchange offers by Ford Motor Company, a Delaware corporation (“Ford” or the “Company”), to exchange any and all of its outstanding 4.25% Senior Convertible Notes due December 15, 2036 (the “2036 Convertible Notes”) and any and all of its outstanding 4.25% Senior Convertible Notes due November 15, 2016 (the “2016 Convertible Notes” and, together with the 2036 Convertible Notes, the “Convertible Notes”) for shares of Ford’s common stock, $.01 par value per share (“common stock”), and a cash payment upon the terms and subject to the conditions set forth in the offering circular dated October 26, 2010 (the “Offering Circular” ), and this letter of transmittal (the “Letter of Transmittal”).

For each $1,000 principal amount of the Convertible Notes validly tendered and accepted for exchange, we are offering the following “exchange offer consideration”:

2036 Convertible Notes	2016 Convertible Notes
•  108.6957 shares of our common stock; plus

•  a cash payment of $190.00 (the “2036 cash premium”); and

•  accrued and unpaid interest to, but excluding, the settlement date, which amount is expected to be approximately $19.4792, payable in cash (the “2036 accrued and unpaid interest”).

•  107.5269 shares of our common stock; plus

•  a cash payment of $215.00 (the “2016 cash premium”); and

•  accrued and unpaid interest to, but excluding, the settlement date, which amount is expected to be approximately $1.7708, payable in cash (the “2016 accrued and unpaid interest”).

The 2036 cash premium and the 2016 cash premium are sometimes referred to collectively herein as the “cash premiums.” The 2036 accrued and unpaid interest and the 2016 accrued and unpaid interest are sometimes referred to collectively herein as the “accrued and unpaid interest.”

Only Convertible Notes validly tendered and not properly withdrawn prior to 12:00 midnight, New York City time, at the end of the applicable Expiration Date will be accepted for exchange.

Certain terms used but not defined herein have the meanings ascribed to them in the Offering Circular.

This Letter of Transmittal is to be completed by a Holder desiring to tender Convertible Notes, unless such Holder is executing the tender through DTC’s Automated Tender Offer Program (“ATOP”). This Letter of Transmittal need not be completed by a Holder tendering through ATOP. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the Expiration Date.

Tenders of Convertible Notes may be withdrawn at any time prior to the applicable Expiration Date. For a withdrawal of Convertible Notes to be effective, the Exchange Agent must receive a written or facsimile transmission containing a notice of withdrawal prior to 12:00 midnight, New York City time, at the end of the applicable Expiration Date, by a properly transmitted “Request Message” through ATOP. Such notice of withdrawal must (i) specify the name of the Holder who tendered the Convertible Notes to be withdrawn, (ii) specify the applicable series of Convertible Notes subject to the notice of withdrawal, (iii) contain the aggregate principal amount represented by such Convertible Notes, (iv) contain a statement that such Holder is withdrawing the election to tender such Holder’s Convertible Notes, and (v) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Convertible Notes. Any notice of withdrawal must identify the Convertible Notes to be withdrawn, including the name and number of the account at DTC to be credited, and otherwise comply with the procedures of DTC.

For a description of certain procedures to be followed in order to tender or withdraw Convertible Notes (through ATOP or otherwise), see “Terms of the Exchange Offers—Procedures for Tendering” in the Offering Circular and the Instructions to this Letter of Transmittal.

Holders who do not tender their Convertible Notes prior to the applicable Expiration Date will continue to hold their Convertible Notes.

Questions and requests for assistance or for additional copies of the Offering Circular and this Letter of Transmittal may be directed to the Information Agent.

To properly complete this Letter of Transmittal, a Holder must:

•	complete the box below entitled “Method of Delivery”;

•	sign the letter of transmittal by completing the box entitled “Please Sign Here”; and

•	complete the Substitute Form W-9 or another appropriate form, as described under “Important Tax Information” below.

CONVERTIBLE NOTES MUST BE TENDERED BY BOOK ENTRY TRANSFER

PLEASE COMPLETE THE FOLLOWING:

METHOD OF DELIVERY

Name of Tendering Institution:
Principal Amount of 2036 Convertible Notes Being Tendered:
Principal Amount of 2016 Convertible Notes Being Tendered:
DTC Participant Number:
Account Number:	Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms of the Offering Circular, the undersigned hereby tenders to the Company the principal amount of each series of the Convertible Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Convertible Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Convertible Notes tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Convertible Notes, with full power of substitution to (i) transfer ownership of such Convertible Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Convertible Notes for transfer on the books of the registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes, all in accordance with the terms of the Offering Circular. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned acknowledges and agrees that a tender of Convertible Notes pursuant to any of the procedures described in the Offering Circular and in the instructions hereto and an acceptance of such Convertible Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offering Circular. For purposes of the Offering Circular, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Convertible Notes if, as and when the Company gives oral or written notice thereof to the Exchange Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Convertible Notes tendered hereby and when such tendered Convertible Notes are accepted for exchange by the Company pursuant to the exchange offers, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Convertible Notes tendered hereby.

The undersigned shall indemnify and hold harmless each of the Company, the Information Agent and the Exchange Agent (each, an “Indemnified Party”) against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Party may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a breach of the foregoing representations and warranties and will reimburse any Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred.

Notwithstanding any other provision of the Offering Circular, the undersigned understands that the Company’s obligation to accept for exchange the Convertible Notes validly tendered and not validly withdrawn pursuant to each of the exchange offers is subject to, and conditioned upon, the satisfaction of or, where applicable, its waiver of the conditions applicable to such offer set forth under “Terms of the Exchange Offers—Conditions of the Exchange Offers” in the Offering Circular. The undersigned understands that the offer to exchange the 2036 Convertible Notes and the offer to exchange the 2016 Convertible Notes (each, an “exchange offer” and together the “exchange offers”) are two separate and distinct offers and neither offer is conditioned upon the consummation of the other offer or on any minimum aggregate principal amount of Convertible Notes being tendered.

The undersigned understands that the Company reserves the right, subject to applicable law, to waive any and all conditions of either or both of the exchange offers, extend or terminate either or both of the exchange offers, or otherwise amend either or both of the exchange offers.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Convertible Notes will be determined by the Company, in its sole discretion, and such determination shall be final and binding.

The undersigned hereby request(s) that any Convertible Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, and be tendered by book-entry transfer, by credit to the account of DTC. The undersigned hereby request(s) that any checks for payment to be made in respect of the Convertible Notes tendered hereby be issued to the order of, and delivered to, the undersigned.

PLEASE SIGN HERE
(To Be Completed By All Tendering Holders)

Must be signed by the registered Holder(s) exactly as their name(s) appear(s) on a security position listing as the owner of Convertible Notes on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3.

X
X
Signature(s) of Registered Holder(s) or Authorized Signatory
Dated: ___________________________, 2010
Name(s):

(Please Print)
Capacity (full title):
Address:

(Including Zip Code)
Area Code and Telephone No.:
IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 OR APPROPRIATE OTHER FORM, AS APPLICABLE
SIGNATURE GUARANTEE
(See Instructions 1 and 3. Place medallion guarantee in the space below)

(Name of Eligible Institution Guaranteeing Signature(s))

(Address, including Zip Code, and Telephone Numbers (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated: ___________________________, 2010

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

1.           Guarantee of Signatures.

All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or FINRA, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this document, shall include any participant in the DTC system whose name appears on a security position listing as the owner of Convertible Notes) tendered hereby or (ii) such Convertible Notes are tendered for the account of an Eligible Institution. See Instruction 3.

2.           Delivery of Letter of Transmittal.

This Letter of Transmittal is to be used for tenders being made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in the Offering Circular under the caption “Terms of the Exchange Offers—Procedures for Tendering.” A confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Convertible Notes delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above prior to the applicable Expiration Date, as it may be extended by the Company. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; and (ii) a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Convertible Notes delivered by book-entry transfer together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an agent’s message (as defined in the Offering Circular under the caption “Terms of the Exchange Offers—Procedures for Tendering”)) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent prior to the applicable Expiration Date, all as described in the Offering Circular under the caption “Terms of the Exchange Offers—Procedures for Tendering.”

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted, and tender will be accepted only in principal amounts of $1,000 or integral multiples thereof. By execution and delivery of this Letter of Transmittal (or a facsimile hereof), all tendering Holders waive any right to receive any notice of the acceptance of their Convertible Notes for payment.

3.           Signatures on Letter of Transmittal.

If any Convertible Notes tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Convertible Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Convertible Notes.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

4.           Questions and Requests for Assistance or Additional Copies.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, as set forth on the front of this Letter of Transmittal. Requests for additional copies of the Offering Circular, this Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent, and copies will be furnished promptly at the Company’s expense. Holders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the exchange offers.

5.           Taxpayer Identification Number.

Please refer to the Section entitled “Important Tax Information” for information about completing a Substitute Form W-9 or an appropriate other form, as applicable.

FAILURE TO COMPLETE SUBSTITUTE IRS FORM W-9 OR AN APPROPRIATE OTHER FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFERING CIRCULAR.

6.           Transfer Taxes.

Holders who tender their Convertible Notes for exchange in the exchange offers generally should not be obligated to pay any transfer taxes. However, if transfer tax would apply to either of the exchange offers, then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted to the Company by the tendering Holder, the amount of such transfer taxes will be billed directly to the tendering Holder.

7.           Withdrawal Rights.

Tenders of Convertible Notes may be validly withdrawn at any time before 12:00 midnight, New York City time, at the end of the applicable Expiration Date, but not thereafter. If the applicable exchange offer is terminated, the Convertible Notes tendered pursuant to such exchange offer will be promptly returned to the tendering Holders.

For a withdrawal of Convertible Notes to be effective, the Exchange Agent must receive a written or facsimile transmission containing a notice of withdrawal before 12:00 midnight, New York City time, at the end of the applicable Expiration Date, by a properly transmitted “Request Message” through ATOP. Such notice of withdrawal must (i) specify the name of the Holder who tendered the Convertible Notes to be withdrawn, (ii) specify the applicable series of the Convertible Notes to be withdrawn and the aggregate principal amount represented by such Convertible Notes, (iii) contain a statement that such Holder is withdrawing the election to tender such Holder’s Convertible Notes, and (iv) be signed by the Holder of such Convertible Notes in the same manner as the original signature on the letter of transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to us that the person withdrawing the tender has succeeded to the beneficial ownership of the Convertible Notes.

Any notice of withdrawal must identify the Convertible Notes to be withdrawn, including the name and number of the account at DTC to be credited and otherwise comply with the procedures of DTC. See the section of the Offering Circular entitled “Terms of the Exchange Offers—Withdrawal of Tenders.”

IMPORTANT: THIS MANUALLY SIGNED LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH AN AGENT’S MESSAGE),  CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE APPLICABLE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

United States Internal Revenue Service Circular 230 Notice: To ensure compliance with Internal Revenue Service Circular 230, Holders are hereby notified that:  (a) any discussion of U.S. federal tax issues contained or referred to in this Letter of Transmittal or any document referred to herein is not intended or written to be used, and cannot be used by Holders for the purpose of avoiding penalties that may be imposed on them under the United States Internal Revenue Code; (b) such discussion is written for use in connection with the promotion or marketing of the transactions or matters addressed herein; and (c) Holders should seek advice based on their particular circumstances from an independent tax advisor.

Under the U.S. federal income tax laws, the Exchange Agent will be required to withhold 28% (or such other rate specified by the Internal Revenue Code of 1986, as amended, which is referred to herein as the “Code”) of the amount of any cash payments made to certain Holders pursuant to the Exchange Offer.  In order to avoid such backup withholding, each tendering Holder, and, if applicable, each other payee, must provide the Exchange Agent with such Holder’s or payee’s correct taxpayer identification number and certify that such Holder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below.  In general, if a Holder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service.  Certain Holders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder or payee must submit a statement, signed under penalty of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Exchange Agent to withhold 28% (or such other rate specified by the Code) of the amount of any cash payments made pursuant to the Exchange Offer. Backup withholding is not an additional U.S. federal income tax, but instead will be allowed as a credit against such Holder’s U.S. federal income tax liability and may entitle the Holder to a refund if the U.S. Holder furnishes the required information to the IRS. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% (or such other rate specified by the Code) of any cash payments made to you pursuant to the Exchange Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

PAYER’S NAME: Ford Motor Company

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No.	Part I Taxpayer Identification No.— For All Accounts
Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number.  For other entities, it is your employer identification number. If awaiting a TIN, write “Applied For” in the space at the right and complete the Certificate of Awaiting Taxpayer Identification Number below. If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines.

Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.

Social Security Number
OR

Employee Identification Number
Check appropriate box:  ☐ Individual/Sole Proprietor    ☐ Corporation    ☐ Partnership
☐ Limited liability company:  Enter tax classification (D = disregarded entity, C = corporation, P = partnership) ►  ______________
☐ Other (specify)  _________________________________________________________________

☐ Exempt Payee
Part II Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;
(2)   I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. citizen or other U.S. person.
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGNATURE ___________________________________________________________ DATE __________________, 20______

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all payments made to me pursuant to the Offer to Purchase shall be retained until I provide a Taxpayer Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature ___________________________________________________________  Date __________________, 200__________

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

		Give the SOCIAL SECURITY number of:			Give the EMPLOYER IDENTIFICATION number of:

For this type of account			For this type of account

1.	An individual	The individual	6.	Disregarded entity not owned by an individual	The owner (3)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7.	A valid trust, estate, or pension trust	The legal entity (4)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	10.	Partnership or multi-member LLC	The partnership

5.	Sole proprietorship or disregarded entity owned by an individual	The owner (3)	11.	A broker or registered nominee	The broker or nominee

			12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.

(4)
List first and circle the name of the trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

How to Obtain a TIN

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (“IRS”) and apply for a number.  These forms can also be obtained from the IRS website (www.irs.gov/formspubs/index.html).

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on all payments include the following:

1.
An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),.

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.	A corporation.

7.	A foreign central bank of issue.

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.	A common trust fund operated by a bank under section 584(a) of the Code.

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	A trust exempt from tax under section 664 of the Code or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one non-resident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

The chart below shows two of the types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for …	THEN the payment is exempt for ...
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13; also, a person who regularly acts as a broker and who is registered under the Investment Advisers Act of 1940

Exempt payees should file the Substitute Form W-9 to avoid possible erroneous backup withholding.

ENTER YOUR NAME ON THE APPROPRIATE LINE AND CHECK THE APPROPRIATE BOX FOR YOUR STATUS, THEN CHECK THE “EXEMPT PAYEE” BOX, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER. Foreign payees who are not subject to backup withholding should complete the appropriate IRS Form W-8 and return it to the payer.

Privacy Act Notice

Section 6109 of the Code requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. It may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. It may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, and to federal law enforcement and intelligence agencies to combat terrorism.

Payees must provide payers with their taxpayer identification numbers whether or not they are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.